                                                                     EXHIBIT 4.3

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                             FULTON CAPITAL TRUST I

                         Amended as of January 26, 2006

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

Section 1.1.     Definitions.............................................................................         1

                                   ARTICLE II
                               TRUST INDENTURE ACT

Section 2.1.     Trust Indenture Act; Application........................................................         9
Section 2.2.     List of Holders of Trust Securities.....................................................        10
Section 2.3.     Reports by the Institutional Trustee....................................................        10
Section 2.4.     Periodic Reports to Institutional Trustee...............................................        11
Section 2.5.     Evidence of Compliance with Conditions Precedent........................................        11
Section 2.6.     Events of Default; Waiver...............................................................        11
Section 2.7.     Default; Notice.........................................................................        12

                                   ARTICLE III
                                  ORGANIZATION

Section 3.1.     Name....................................................................................        13
Section 3.2.     Office..................................................................................        13
Section 3.3.     Purpose.................................................................................        13
Section 3.4.     Authority...............................................................................        13
Section 3.5.     Title to Property of the Trust..........................................................        14
Section 3.6.     Powers and Duties of the Trustees and the Administrators................................        14
Section 3.7.     Prohibition of Actions by the Trust and the Trustees....................................        19
Section 3.8.     Powers and Duties of the Institutional Trustee..........................................        20
Section 3.9.     Certain Duties and Responsibilities of the Trustees and the Administrators..............        22
Section 3.10.    Certain Rights of Institutional Trustee.................................................        23
Section 3.11.    Delaware Trustee........................................................................        26
Section 3.12.    Execution of Documents..................................................................        26
Section 3.13.    Not Responsible for Recitals or Issuance of Trust Securities............................        26
Section 3.14.    Duration of Trust.......................................................................        26
Section 3.15.    Mergers.................................................................................        26

                                   ARTICLE IV
                                     SPONSOR

Section 4.1.     Sponsor's Purchase of Common Securities.................................................        28
Section 4.2.     Responsibilities of the Sponsor.........................................................        28

                                    ARTICLE V
                           TRUSTEES AND ADMINISTRATORS

Section 5.1.     Number of Trustees......................................................................        29
Section 5.2.     Delaware Trustee........................................................................        29
Section 5.3.     Institutional Trustee; Eligibility......................................................        29
Section 5.4.     Administrators..........................................................................        30
Section 5.5.     Appointment, Removal and Resignation of the Trustees and the Administrators.............        30
Section 5.6.     Vacancies Among Trustees................................................................        32
Section 5.7.     Effect of Vacancies.....................................................................        32
Section 5.8.     Meetings of the Trustees and the Administrators.........................................        33
Section 5.9.     Delegation of Power.....................................................................        33
Section 5.10.    Merger, Conversion, Consolidation or Succession to Business.............................        33

                                   ARTICLE VI
                                  DISTRIBUTIONS

Section 6.1.     Distributions...........................................................................        34

                                   ARTICLE VII
                          ISSUANCE OF TRUST SECURITIES

Section 7.1.     General Provisions Regarding Trust Securities...........................................        34
Section 7.2.     Paying Agent, Transfer Agent, Calculation Agent and Registrar...........................        35
Section 7.3.     Form and Dating; Global Capital Security................................................        36
Section 7.4.     Temporary Certificates..................................................................        38
Section 7.5.     Mutilated, Destroyed, Lost or Stolen Certificates.......................................        38
Section 7.6.     Cancellation............................................................................        38
Section 7.7.     Rights of Holders.......................................................................        39

                                  ARTICLE VIII
                      DISSOLUTION AND TERMINATION OF TRUST

Section 8.1.     Dissolution and Termination of Trust....................................................        40

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

Section 9.1.     Transfer of Trust Securities............................................................        41
Section 9.2.     Transfer Procedures and Restrictions....................................................        42
Section 9.3.     Deemed Security Holders.................................................................        44
Section 9.4.     Book-Entry Capital Security.............................................................        44
Section 9.5.     Appointment of Successor Depositary.....................................................        45

                                    ARTICLE X
   LIMITATION OF LIABILITY OF HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

Section 10.1.    Liability...............................................................................        45

Section 10.2.    Exculpation.............................................................................        45
Section 10.3.    Fiduciary Duty..........................................................................        46
Section 10.4.    Indemnification.........................................................................        46
Section 10.5.    Outside Businesses......................................................................        49
Section 10.6.    Compensation; Fee.......................................................................        50

                                   ARTICLE XI
                                   ACCOUNTING

Section 11.1.    Fiscal Year.............................................................................        50
Section 11.2.    Certain Accounting Matters..............................................................        50
Section 11.3.    Banking.................................................................................        51
Section 11.4.    Withholding.............................................................................        51

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

Section 12.1.    Amendments..............................................................................        52
Section 12.2.    Meetings of the Holders of the Trust Securities; Action by Written Consent..............        54

                                  ARTICLE XIII
          REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

Section 13.1.    Representations and Warranties of Institutional Trustee.................................        55
Section 13.2.    Representations and Warranties of Delaware Trustee......................................        56

                                   ARTICLE XIV
                                  MISCELLANEOUS

Section 14.1.    Notices.................................................................................        57
Section 14.2.    Governing Law...........................................................................        58
Section 14.3.    Submission to Jurisdiction..............................................................        58
Section 14.4.    Intention of the Parties................................................................        59
Section 14.5.    Headings................................................................................        59
Section 14.6.    Successors and Assigns..................................................................        59
Section 14.7.    Partial Enforceability..................................................................        59
Section 14.8.    Counterparts............................................................................        59
Section 14.9.    Characterization........................................................................        59

                              ANNEXES AND EXHIBITS

ANNEX I          Terms of 6.29% Capital Securities and Common Securities
EXHIBIT A-1      Form of Capital Securities Certificate
EXHIBIT A-2      Form of Common Securities Certificate
EXHIBIT B        Form of Administrator's Certificate of the Trust

                             CROSS-REFERENCE TABLE*

Section of Trust
Indenture Act of                                                                      Section of
1939, as amended                                                                      Declaration
----------------                                                                    ---------------
    310(a)....................................................................            5.3

    310(b)....................................................................      2.2(b), 5.3(c),
                                                                                        5.3(d)

    311(a)....................................................................          2.2(b)

    311(b)....................................................................          2.2(b)

    312(a)....................................................................          2.2(a)

    312(b)....................................................................          2.2(b)

     313......................................................................            2.3

    314(a)....................................................................       2.4; 2.7(c);
                                                                                     3.6(a)(i)(R)

    314(c)....................................................................            2.5

    315(a)....................................................................            3.9

    315(b)....................................................................          2.7(a)

    315(c)....................................................................          3.9(a)

    315(d)....................................................................          3.9(b)

    316(a)....................................................................            2.6

    316(c)....................................................................       3.6(a)(i)(P)

    317(a)....................................................................      3.8(e); 3.8(i);
                                                                                     3.6(a)(ii)(K)

    317(b)....................................................................          7.2(b)

     318......................................................................            2.1

* This Cross-Reference Table does not constitute part of this Declaration and shall not affect the interpretation of any of its terms or provisions.

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                             FULTON CAPITAL TRUST I

                                January 26, 2006

            AMENDED AND RESTATED DECLARATION OF TRUST (as amended or supplemented from time to time in accordance with the terms hereof), dated and effective as of January 26, 2006 (this "Declaration"), by and among the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and the Holders (as defined herein) from time to time of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Declaration.

            WHEREAS, the Delaware Trustee (as defined herein) and the Sponsor established Fulton Capital Trust I (the "Trust"), a statutory trust created under the Statutory Trust Act (as defined herein), pursuant to a Declaration of Trust, dated as of October 24, 2005 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on October 24, 2005, for the sole purpose of issuing and selling the Trust Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof in the Debt Securities (as defined herein) of the Debt Security Issuer (as defined herein) and engaging in those activities necessary, advisable or incidental thereto;

            WHEREAS, as of the date hereof, no interests in the assets of the Trust have been issued; and

            WHEREAS, all of the Trustees, the Administrators and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

            NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act, that this Declaration constitutes the governing instrument of such statutory trust, and that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the Trust Securities, subject to the provisions of this Declaration, and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, amend and restate in its entirety the Original Declaration and agree as follows:

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

            Section 1.1. Definitions. Unless the context otherwise requires:

            (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1 or, if not defined in this Section 1.1 or elsewhere herein, in the Indenture;

            (b) a term defined anywhere in this Declaration has the same meaning throughout;

            (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

            (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

            (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

            (f) a reference to the singular includes the plural and vice versa.

            "Additional Amounts" has the meaning set forth in Section 3.06 of the Indenture.

            "Administrative Action" has the meaning set forth in paragraph 4(a) of Annex I.

            "Administrators" means each of R. Scott Smith, Jr., Charles J. Nugent, Beth Ann L. Chivinski and Jeffrey W. Peeling, solely in such Person's capacity as Administrator of the Trust continued hereunder and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

            "Affiliate" shall have the meaning given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

            "Applicable Depositary Procedures" means, with respect to any transfer or transaction involving a Book-Entry Capital Security, the rules and procedures of the Depositary for such Book-Entry Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

            "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

            "Bankruptcy Event" means, with respect to any Person:

            (a) a court having jurisdiction in the premises enters a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of its property, or orders the winding-up or liquidation of its affairs, and such decree, appointment or order remains unstayed and in effect for a period of 90 consecutive days; or

            (b) such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Person or of any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due.

            "Book-Entry Capital Security" means a beneficial interest in the Global Capital Security registered in the name of a Depositary or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.4.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in Wilmington, Delaware, New York, New York or Lancaster, Pennsylvania are permitted or required by law or executive order to close.

            "Capital Securities" means undivided preferred beneficial interests in the assets of the Trust which are designated as "Capital Securities" and rank pari passu with the Common Securities issued by the Trust, subject to Section 7.1.

            "Capital Security Beneficial Owner" means, with respect to a Book-Entry Capital Security, a Person who is the beneficial owner of such Book-Entry Capital Security, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with Applicable Depositary Procedures).

            "Capital Treatment Event" has the meaning set forth in paragraph 4(a) of Annex I.

            "Certificate" means any certificate evidencing Trust Securities.

            "Certificate of Trust" means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended and restated from time to time.

            "Closing Date" has the meaning set forth in the Purchase Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

            "Commission" means the United States Securities and Exchange Commission.

            "Common Securities" means undivided common beneficial interests in the assets of the Trust which are designated as "Common Securities" and rank pari passu with the Capital Securities issued by the Trust, subject to Section 7.1.

            "Company" means Fulton Financial Corporation, a Pennsylvania corporation, and any permitted successor of the Debt Security Issuer under the Indenture.

            "Company Indemnified Person" means (a) any Administrator, (b) any Affiliate of any Administrator, (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator or (d) any officer, employee or agent of the Trust or its Affiliates.

            "Corporate Trust Office" means the office of the Institutional Trustee at which its corporate trust business shall be principally administered, which at all times shall be located within the United States and at the time of execution of this Declaration shall be Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Capital Markets.

            "Coupon Rate" has the meaning set forth in paragraph 2(a) of Annex
I.

            "Covered Person" means (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of the Trust or the Trust's Affiliates or (b) any Holder of Trust Securities.

            "Debt Security Issuer" means Fulton Financial Corporation, a Pennsylvania corporation, in its capacity as issuer of the Debt Securities under the Indenture, and any permitted successor under the Indenture.

            "Debt Securities" means, the 6.29% Junior Subordinated Deferrable Interest Debt Securities due 2036.

            "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

            "Deferred Interest" has the meaning set forth in paragraph 2(b) of Annex I.

            "Definitive Capital Securities" means any Capital Securities in certificated form issued by the Trust substantially in the form of Exhibit A-1.

            "Definitive Common Securities" means a definitive Certificate registered in the name of the Holder representing Common Securities substantially in the form of Exhibit A-2.

            "Delaware Trustee" has the meaning set forth in Section 5.2.

            "Depositary" means an organization registered as a "clearing agency" under the Exchange Act that is designated as Depositary for the Capital Securities by the Sponsor and in whose name or in the name of a nominee of that organization shall be registered a Global Capital Security and which shall undertake to effect transfers of Book-Entry Capital Securities. DTC will be the initial Depositary.

            "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with or on behalf of the Depositary.

            "DTC" means The Depository Trust Company or any successor thereto.

            "Direct Action" has the meaning set forth in Section 3.8(e).

            "Distribution" means a distribution payable to Holders of Trust Securities in accordance with Section 6.1.

            "Distribution Payment Date" has the meaning set forth in paragraph 2(b) of Annex I.

            "Distribution Period" has the meaning set forth in paragraph 2(a) of Annex I.

            "DTC" means The Depository Trust Company, the initial Depositary.

            "Event of Default" means the occurrence of an Indenture Event of Default.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

            "Extension Period" has the meaning set forth in paragraph 2(b) of Annex I.

            "Federal Reserve" means the Board of Governors of the Federal Reserve System.

            "Fiduciary Indemnified Person" shall mean each of the Institutional Trustee (including in its individual capacity), the Delaware Trustee (including in its individual capacity), any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee or the Delaware Trustee.

            "Fiscal Year" has the meaning set forth in Section 11.1.

            "Global Capital Security" means a global Certificate evidencing ownership of Book-Entry Capital Securities.

            "Guarantee" means the Guarantee, dated as of the Closing Date, by Fulton Financial Corporation, in respect of the Capital Securities.

            "Holder" means a Person in whose name a Certificate representing a Trust Security is registered on the Securities Register maintained by or on behalf of the Registrar, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

            "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

            "Indenture" means the Indenture, dated as of the Closing Date, between the Debt Security Issuer and the Indenture Trustee, and any indenture supplemental thereto pursuant to which the Debt Securities are to be issued.

            "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

            "Indenture Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

            "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

            "Investment Company" means an investment company as defined in the Investment Company Act.

            "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

            "Investment Company Event" has the meaning set forth in paragraph 4(a) of Annex I.

            "Issuer Free Writing Prospectus" has the meaning set forth in Rule 433 under the Securities Act.

            "Issuer Order" shall mean a written order signed in the name of the Trust by an Administrator and delivered to the Institutional Trustee.

            "Legal Action" has the meaning set forth in Section 3.8(e).

            "Liquidation" has the meaning set forth in paragraph 3 of Annex I.

            "Liquidation Amount" means the liquidation amount of $1,000 per Trust Security.

            "Liquidation Distribution" has the meaning set forth in paragraph 3 of Annex I.

            "List of Holders" has the meaning set forth in Section 2.2.

            "Majority in Liquidation Amount" means Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the amount that would be paid upon the redemption, liquidation or otherwise on the date upon which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Trust Securities of the relevant class.

            "Maturity Date" has the meaning set forth in paragraph 4(a) of Annex I.

            "Maturity Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, the Chief Operating Officer or any Executive or Senior Vice President, and by the Chief Financial Officer, the Treasurer, an

Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Institutional Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

            (a) a statement that each Authorized Officer or Person, as the case may be, signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each Authorized Officer or Person, as the case may be, in rendering the Officers' Certificate;

            (c) a statement that each Authorized Officer or Person, as the case may be, has made such examination or investigation as, in his or her opinion, is necessary to enable such Authorized Officer or Person, as the case may be, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each Authorized Officer or Person, as the case may be, such condition or covenant has been complied with.

            "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel reasonably acceptable to the Institutional Trustee.

            "Paying Agent" has the meaning set forth in Section 7.2.

            "Payment Amount" has the meaning set forth in Section 6.1.

            "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "Property Account" has the meaning set forth in Section 3.8(c).

            "Pro Rata" has the meaning set forth in paragraph 8 of Annex I.

            "Prospectus" means the prospectus included as part of the Registration Statement or filed pursuant to Section 424(b) under the Securities Act, as the same may be supplemented or amended from time to time, in respect of the Capital Securities.

            "Purchase Agreement" means the Purchase Agreement, dated January 20, 2006, by and among the Trust, the Debt Security Issuer, FFC Management, Inc. and the Underwriters named therein.

            "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

            "Redemption/Distribution Notice" has the meaning set forth in paragraph 4(e) of Annex I.

            "Registrar" has the meaning set forth in Section 7.2.

            "Registration Statement" means the Registration Statement on Form S-3 used to register the Capital Securities, the Debt Securities and the Guarantee under the Securities Act and any amendments thereto.

            "Relevant Trustee" has the meaning set forth in Section 5.5(a).

            "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

            "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

            "Securities Register" has the meaning set forth in Section 7.2(a).

            "Special Event" has the meaning set forth in paragraph 4(a) of Annex I.

            "Special Redemption Date" has the meaning set forth in paragraph 4(a) of Annex I.

            "Special Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

            "Sponsor" means Fulton Financial Corporation., a Pennsylvania corporation, or any permitted successor of the Debt Security Issuer under the Indenture, in its capacity as sponsor of the Trust.

            "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

            "Successor Delaware Trustee" has the meaning set forth in Section 5.5(e).

            "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

            "Successor Institutional Trustee" has the meaning set forth in
Section 5.5(b).

            "Successor Securities" has the meaning set forth in Section 3.15(b)(i)(B).

            "Super Majority" has the meaning set forth in paragraph 5(b) of Annex I.

            "Tax Event" has the meaning set forth in paragraph 4(a) of Annex I.

            "10% in Liquidation Amount" means Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount (including the stated amount that would be paid upon the redemption, liquidation or otherwise on the date upon which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Trust Securities of the relevant class.

            "Transfer Agent" has the meaning set forth in Section 7.2.

            "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time-to-time, or any successor legislation.

            "Trust Property" means (a) the Debt Securities, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.

            "Trust Securities" means, collectively, the Common Securities and the Capital Securities.

            "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

            "Underwriters" means each Person listed on Schedule I to the Purchase Agreement.

            "U.S. Person" means a United States Person as defined in Section 7701(a)(30) of the Code.

                                   ARTICLE II
                               TRUST INDENTURE ACT

            Section 2.1. Trust Indenture Act; Application.

            (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

            (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

            (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

            (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as representing undivided beneficial interests in the assets of the Trust.

            Section 2.2. List of Holders of Trust Securities.

            (a) Each of the Sponsor and the Administrators on behalf of the Trust shall provide the Institutional Trustee, unless the Institutional Trustee is Registrar for the Trust Securities, (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided, that, neither the Sponsor nor the Administrators on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrators on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent if acting in such capacity), provided, that, the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

            (b) The Institutional Trustee shall comply with its obligations under Sections 310(b), 311(a) and 312(b) of the Trust Indenture Act.

            Section 2.3. Reports by the Institutional Trustee.

            (a) Within 60 days after the date hereof, and no later than the anniversary date hereof in each succeeding year, the Institutional Trustee shall provide to the Holders of the Capital Trust Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

            (b) A copy of each report shall, at the time of transmission to the Holders, be filed by the Institutional Trustee with each national securities exchange, national market or other organization upon which the Capital Securities are listed, if any, and also with the Commission and the Sponsor. The Sponsor and/or the Trust shall promptly notify the Institutional Trustee when the Capital Securities are listed on any national securities exchange, national market or other organizations and/or the delisting thereof.

            Section 2.4. Periodic Reports to Institutional Trustee.

            Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee and the Commission such documents, reports and information as are required by Section 314 (if any) of the Trust Indenture Act and shall provide to the Institutional Trustee the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

            Section 2.5. Evidence of Compliance with Conditions Precedent.

            Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 3l4(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

            Section 2.6. Events of Default; Waiver.

            (a) The Holders of a Majority in Liquidation Amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Default or Event of Default in respect of the Capital Securities and its consequences, provided, that if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, the Default or Event of Default under this Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debt Securities (a "Super Majority") to be waived under the Indenture, the Default or Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 3l6(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Default or Event of Default shall cease to exist, and any Default or Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of a Default or Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Default or Event of Default with respect to the Common Securities for all purposes of this Declaration without any further action.

            (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Default or Event of Default with respect to the Common Securities and its consequences, provided, that if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, the Default or Event of Default under this Declaration shall also not be waivable; or except where the Holders of the Common Securities are deemed to have waived such Default or Event of Default under this Declaration as provided below in this Section 2.6(b), the Default or Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Default or Event of Default under this Declaration as provided below in this Section 2.6(b), the Default or Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Default or Event of Default and all Defaults or Events of Default with respect to the Common Securities and their consequences if all Defaults or Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Defaults or Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Default or Event of Default shall cease to exist and any Default or Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

            (c) A waiver of a Default under the Indenture or an Indenture Event of Default by the Institutional Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Default or Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act.

            Section 2.7. Default; Notice.

            (a) The Institutional Trustee shall, within 90 days after a Responsible Officer has actual knowledge of the occurrence of a Default with respect to the Trust Securities, transmit by mail, first class postage prepaid, to the Holders, notices of all such Defaults, unless such

Defaults have been cured before the giving of such notice or previously waived; provided, however, that except in the case of a Default arising from the nonpayment of principal of, or premium, if any, or interest on any of the Debt Securities, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

            (b) The Institutional Trustee shall not be deemed to have knowledge of any Default or Event of Default except as provided in Section 3.10(m) hereof.

            (c) Within ten Business Days after a Responsible Officer has actual knowledge of the occurrence of any Event of Default, the Institutional Trustee shall transmit notice of such Event of Default to the Holders of the Capital Securities, the Administrators and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrators shall file annually with the Institutional Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                   ARTICLE III
                                  ORGANIZATION

            Section 3.1. Name. The Trust is named "Fulton Capital Trust I," as such name may be modified from time to time by the Administrators following written notice to the Institutional Trustee and the Holders of the Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

            Section 3.2. Office. The address of the principal office of the Trust, which shall be in a state of the United States or the District of Columbia, is c/o Fulton Financial Corporation, One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania 17604. On ten Business Days' prior written notice to the Institutional Trustee and the Holders of the Trust Securities, the Administrators may designate another principal office, which shall be in a state of the United States or the District of Columbia.

            Section 3.3. Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell the Trust Securities, (b) to invest the gross proceeds from such sale in the Debt Securities and (c) except as otherwise limited herein, to engage in only those other activities deemed necessary, advisable or incidental thereto by the Institutional Trustee, including, without limitation, those activities specified in this Declaration. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust to fail to be classified for United States federal income tax purposes as a grantor trust.

            Section 3.4. Authority. Except as specifically provided in this Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee on behalf of the Trust and in accordance with such Trustee's powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Institutional Trustee shall have the right, but shall not be obligated except as provided in Section 3.6(a)(iii), to perform those duties assigned to the Administrators.

            Section 3.5. Title to Property of the Trust. Except as provided in
Section 3.6(g) and 3.8 with respect to the Debt Securities and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

            Section 3.6. Powers and Duties of the Trustees and the Administrators.

            (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Administrators and, at the direction of the Administrators, the Trustees, shall have the authority to enter into all transactions and agreements determined by the Administrators to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (i) Each Administrator shall have the power, duty and
            authority, and is hereby authorized, to act on behalf of the Trust with respect to the following matters:

                        (A) the issuance and sale of the Trust Securities;

                        (B) to cause the Trust to enter into, and to execute,
                  deliver and perform on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Paying Agent, a subscription agreement for Debt Securities between the Trust and the Sponsor, a subscription agreement for Common Securities between the Trust and the Sponsor and the Prospectus and, if applicable, any Issuer Free Writing Prospectuses prepared by the Sponsor in relation to the offering;

                        (C) to execute and file any documents, including the
                  Registration Statement, prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities under the federal securities laws or the securities laws of any jurisdiction in which the Sponsor has determined to qualify or register such Capital Securities;

                        (D) to take all action necessary to cause the
                  qualification of the Indenture, this Declaration and the Guarantee under the Trust Indenture Act;

                        (E) to execute and file any document, prepared by the
                  Sponsor, to permit the Capital Securities to trade or be quoted on any securities exchange, quotation system or the NASDAQ National Market;

                        (F) to execute, enter into and deliver any letters,
                  documents or instruments with one or more "nationally recognized statistical rating organizations," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, relating to the Capital Securities;

                        (G) if required, execute and file with the Commission a
                  registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act, as the case may be;

                        (H) letters, documents, or instruments with DTC and
                  other Depositaries relating to the Capital Securities;

                        (I) ensuring compliance with the Securities Act and
                  applicable securities or blue sky laws of states and other jurisdictions;

                        (J) the sending of notices (other than notices of
                  default) and other information regarding the Trust Securities and the Debt Securities to the Holders in accordance with this Declaration, including notice of any notice received from the Debt Security Issuer of its election to defer payments of interest on the Debt Securities by extending the interest payment period under the Indenture;

                        (K) the appointment of a Paying Agent, Transfer Agent
                  and Registrar in accordance with this Declaration;

                        (L) execution and delivery of the Trust Securities in
                  accordance with this Declaration;

                        (M) execution and delivery of closing certificates
                  pursuant to the Purchase Agreement and the application for a taxpayer identification number;

                        (N) unless otherwise determined by the Holders of a
                  Majority in Liquidation Amount of the Trust Securities or as otherwise required by the Statutory Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                        (O) the taking of any action as the Sponsor or an
                  Administrator may from time to time determine is necessary, advisable or incidental to the foregoing to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                        (P) to establish a record date with respect to all
                  actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                        (Q) to cause the Trust to comply with the Trust's
                  obligations under the Trust Indenture Act;

                        (R) to give the certificate, substantially in the form
                  of Exhibit B attached hereto, required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Administrator;

                        (S) to duly prepare and file on behalf of the Trust all
                  applicable tax returns and tax information reports that are required to be filed with respect to the Trust;

                        (T) to negotiate the terms of, and the execution and
                  delivery of, the Purchase Agreement providing for the sale of the Capital Securities;

                        (U) to employ or otherwise engage employees, agents (who
                  may be designated as officers with titles), managers, contractors, advisors, attorneys and consultants and pay reasonable compensation for such services;

                        (V) to incur expenses that are necessary, advisable or
                  incidental to carry out any of the purposes of the Trust; and

                        (W) to take all action that may be necessary or
                  appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of each jurisdiction (other than the State of Delaware) in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created.

                  (ii) As among the Trustees and the Administrators, the
            Institutional Trustee shall have the power, duty and authority, and is hereby authorized, to act on behalf of the Trust with respect to the following matters:

                        (A) the establishment of the Property Account;

                        (B) the receipt of the Debt Securities;

                        (C) the collection of interest, principal and any other
                  payments made in respect of the Debt Securities in the Property Account;

                        (D) the distribution through the Paying Agent of amounts
                  owed to the Holders in respect of the Trust Securities;

                        (E) the exercise of all of the rights, powers and
                  privileges of a holder of the Debt Securities;

                        (F) the sending of notices of default and other
                  information regarding the Trust Securities and the Debt Securities to the Holders in accordance with this Declaration;

                        (G) the distribution of the Trust Property in accordance
                  with the terms of this Declaration;

                        (H) to the extent provided in this Declaration, the
                  winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                        (I) after any Event of Default (of which the
                  Institutional Trustee has knowledge (as provided in Section 3.10(m) hereof)) (provided, that such Event of Default is not by or with respect to the Institutional Trustee), the taking of any action that the Institutional Trustee may from time to time determine is necessary, advisable or incidental for the foregoing to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                        (J) to take all action that may be necessary or
                  appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created; and

                        (K) to undertake any actions set forth in Section 317(a)
                  of the Trust Indenture Act.

                  (iii) The Institutional Trustee shall have the power and
            authority, and is hereby authorized, to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in Section 3.6(a)(i)(J) and (K) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

            (b) So long as this Declaration remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein,
(iii) take any action that would cause (or in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer would cause) the Trust to fail to be classified as a grantor trust for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Institutional Trustee shall, at the sole cost and expense of the Trust subject to reimbursement under Section 10.6(a), defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

            (c) In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                  (i) the determination of the jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advisement of and direction to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such jurisdictions in connection with the sale of the Capital Securities; and

                  (ii) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

            (d) Notwithstanding anything herein to the contrary, the Administrators, the Institutional Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that (i) the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer), and (ii) the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer) and (iii) the Trust will not take any action inconsistent with the treatment of the Debt Securities as indebtedness of the Debt Security Issuer for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer). In this connection, the Institutional Trustee, the Administrators and the Holders of a Majority in Liquidation Amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws or this Declaration, as amended from time to time, that each of the Institutional Trustee, the Administrators and such Holders determine in their discretion to be necessary or desirable for such purposes, even if such action adversely affects the interests of the Holders of the Capital Securities.

            (e) All expenses incurred by the Administrators or the Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

            (f) The assets of the Trust shall consist of the Trust Property.

            (g) Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Trust in accordance with this Declaration.

            (h) If the Institutional Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Institutional Trustee or to such Holder, then and in every such case the Sponsor, the Institutional Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Institutional Trustee and the Holders shall continue as though no such proceeding had been instituted.

            Section 3.7. Prohibition of Actions by the Trust and the Trustees.

            The Trust shall not, and the Institutional Trustee and the Administrators shall not, and the Administrators shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Institutional Trustee and the Administrators shall not cause the Trust to:

            (a) invest any proceeds received by the Trust from holding the Debt Securities, but shall distribute all such proceeds to Holders of the Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

            (b) acquire any assets other than as expressly provided herein;

            (c) possess Trust Property for other than a Trust purpose;

            (d) make any loans or incur any indebtedness other than loans represented by the Debt Securities;

            (e) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of the Trust Securities;

            (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

            (g) other than as provided in this Declaration (including Annex I),
(i) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Debt Securities, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Debt Securities shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debt Securities where such consent shall be required, in each case unless the Trust shall have received an Opinion of Counsel experienced in such matters to the effect that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

            Section 3.8. Powers and Duties of the Institutional Trustee.

            (a) The legal title to the Debt Securities shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust. The right, title and interest of the Institutional Trustee to the Debt Securities shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.5. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debt Securities have been executed and delivered.

            (b) The Institutional Trustee shall not transfer its right, title and interest in the Debt Securities to the Administrators or to the Delaware Trustee.

            (c) The Institutional Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the United States (as defined in Treasury Regulations Section 301.7701-7), in the name of and under the exclusive control of the Institutional Trustee, and maintained in the Institutional Trustee's trust department, on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Debt Securities held by the Institutional Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 6.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

                  (ii) engage in such ministerial activities as shall be
            necessary or appropriate to effect the redemption of the Trust Securities to the extent the Debt Securities are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the
            Administrators in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debt Securities to Holders of Trust Securities upon the occurrence of the circumstances specified therefor under the terms of the Trust Securities.

            (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Trust Securities.

            (e) The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Trust (a "Legal Action") which arise out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debt Security Issuer to pay interest or premium, if any, on or principal of the Debt Securities on the date such interest, or premium, if any, or principal is otherwise payable (or in the case of redemption, on the date of redemption), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of and premium, if any, and interest on the Debt Securities having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debt Securities (or, in the case of redemption, on or after the date of redemption). In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of the Capital Securities to the extent of any payment made by the Debt Security Issuer to such Holder of the Capital Securities in such Direct Action; provided, however, that a Holder of the Common Securities may exercise such right of subrogation only if no Event of Default with respect to the Capital Securities has occurred and is continuing.

            (f) The Institutional Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Trust Securities pursuant to the terms of the Trust Securities and this Declaration (including Annex I); or

                  (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.5.

            (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of the Debt Securities under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Institutional Trustee may, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Debt Securities subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the Trust Securities.

            (h) The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

            (i) The Institutional Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

            Section 3.9. Certain Duties and Responsibilities of the Trustees and the Administrators.

            (a) The Institutional Trustee, before the occurrence of any Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 3.10(m) hereof)) and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 3.10(m) hereof)), has occurred (that has not been cured or waived pursuant to Section 7.7), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Declaration and, in the case of the Institutional Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee or Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or the Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to release a Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith. Nothing in this Declaration shall be construed to release an Administrator from liability for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct or bad faith. To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating to the Trust or to the Holders, such Trustee or Administrator shall not be liable to the Trust or to any Holder for such Trustee's or Administrator's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Trustees.

            (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 3.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

            (d) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith with respect to matters that are within the authority of the Institutional Trustee under this Declaration, except that:

                  (i) the Institutional Trustee shall not be liable for any
            error or judgment made in good faith by an Authorized Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Institutional Trustee shall not be liable with
            respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                  (iii) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debt Securities and the Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                  (iv) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (v) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

            Section 3.10. Certain Rights of Institutional Trustee. Subject to the provisions of Section 2.9:

            (a) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

            (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsor's opinion as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own negligence, willful misconduct or bad faith;

            (c) any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

            (d) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before undertaking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

            (e) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

            (f) the Institutional Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

            (g) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 3.10(g) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 3.10(m) hereof)) that has not been cured or waived, of its obligation to exercise the rights and powers vested in it by this Declaration;

            (h) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the

Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

            (i) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

            (j) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Common Securities and the Capital Securities, which instructions may be given only by the Holders of the same proportion in Liquidation Amount of the Common Securities and the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Common Securities and the Capital Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

            (k) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

            (l) when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

            (m) the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Institutional Trustee has actual knowledge of such event or the Institutional Trustee receives written notice of such event from any Holder, except that the Institutional Trustee shall be deemed to have knowledge of any Event of Default pursuant to Sections 5.01(a), 5.01(b) or 5.01(c) of the Indenture (other than an Event of Default resulting from the default in the payment of Additional Amounts if the Institutional Trustee does not have actual knowledge or written notice that such payment is due and payable);

            (n) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

            (o) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation, and no permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

            Section 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, and the Delaware Trustee shall not have any of the duties and responsibilities of any of the Trustees or the Administrators specified in this Declaration (except as may be required under the Statutory Trust Act). Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Statutory Trust Act.

            Section 3.12. Execution of Documents. Unless otherwise determined in writing by the Institutional Trustee, and except as otherwise required by the Statutory Trust Act, the Institutional Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 3.6.

            Section 3.13. Not Responsible for Recitals or Issuance of Trust Securities. The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debt Securities or the Trust Securities.

            Section 3.14. Duration of Trust. The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence for five years after the Maturity Date.

            Section 3.15. Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described in this Section 3.15 and except with respect to the distribution of Debt Securities to Holders of Trust Securities pursuant to Section 8.1(a)(iv) of this Declaration or paragraph 4 of Annex I.

            (b) The Trust may, with the consent of the Administrators (which consent will not be unreasonably withheld) and without the consent of the Institutional Trustee, the Delaware Trustee or the Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any state; provided, that:

                  (i) if the Trust is not the survivor, such successor entity
            (the "Successor Entity") either:

                        (A) expressly assumes all of the obligations of the
                  Trust under the Trust Securities; or

                        (B) substitutes for the Trust Securities other
                  securities having substantially the same terms as the Trust Securities (the "Successor Securities") so that the Successor Securities rank the same as the Trust Securities rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints, as the holder of the Debt
            Securities, a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee;

                  (iii) the Capital Securities or any Successor Securities are
            listed or quoted, or any Successor Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted, if any;

                  (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the rating on the Capital Securities or any Successor Securities to be downgraded or withdrawn by any nationally recognized statistical rating organization, if the Capital Securities are then rated;

                  (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities or any Successor Securities in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                  (vi) such Successor Entity, if any, has a purpose
            substantially identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation,
            replacement, conveyance, transfer or lease, the Trust has received an Opinion of Counsel experienced in such matters to the effect that:

                        (A) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities or any Successor Securities in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                        (B) following such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the Investment Company Act; and

                        (C) following such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease, the Trust or the Successor Entity will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (viii) the Sponsor guarantees the obligations of the Successor
            Entity under the Successor Securities to the same extent provided by the Indenture, the Guarantee, the Debt Securities and this Declaration; and

                  (ix) prior to such merger, consolidation, amalgamation,
            replacement, conveyance, transfer or lease, the Institutional Trustee shall have received an Officers' Certificate of the Administrators and an Opinion of Counsel, each to the effect that all conditions precedent of this paragraph (b) to such transaction have been satisfied.

            (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                    SPONSOR

            Section 4.1. Sponsor's Purchase of Common Securities. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

            Section 4.2. Responsibilities of the Sponsor. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility and sole decision to engage in, or direct the Administrators to engage in, the following activities:

            (a) to prepare and file with the Commission the Registration Statement and the Prospectus and, if applicable, any Issuer Free Writing Prospectuses, and any amendments or supplements to any of the foregoing;

            (b) to determine the jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary, advisable or incidental thereto in order to comply with the applicable laws of any such jurisdictions;

            (c) to cause the Trust to file with the Commission a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act, as the case may be, if required;

            (d) if deemed necessary or advisable by the Sponsor, to prepare for filing and request the Administrators to cause the filing by the Trust, as may be appropriate, of an application to permit the Capital Securities to trade or be quoted or listed in or on any securities exchange, quotation system or the NASDAQ National Market;

            (e) if deemed necessary or advisable by the Sponsor, to prepare such letters, documents or instruments to one or more "nationally recognized statistical rating organizations," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, relating to the Capital Securities; and

            (f) to negotiate the terms of and/or execute and deliver on behalf of the Trust, the Purchase Agreement, and any other agreements related to the sale of the Capital Securities.

                                    ARTICLE V

                           TRUSTEES AND ADMINISTRATORS

            Section 5.1. Number of Trustees. The number of Trustees initially shall be two, and:

            (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

            (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holder of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holder of the Common Securities; provided, however, that there shall be a Delaware Trustee if required by Section 5.2; and there shall always be one Trustee who shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case
Section 3.11 shall have no application to such entity in its capacity as Institutional Trustee.

            Section 5.2. Delaware Trustee. If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

            (a) a natural person who is a resident of the State of Delaware and a U.S. Person at least 21 years of age; or

            (b) if not a natural person, an entity which is organized under the laws of the United States or any state thereof or the District of Columbia, has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including Section 3807 of the Statutory Trust Act.

            The initial Delaware Trustee shall be Wilmington Trust Company.

            Section 5.3. Institutional Trustee; Eligibility.

            (a) There shall at all times be one Trustee that shall act as Institutional Trustee which shall:

                  (i) not be an Affiliate of the Sponsor;

                  (ii) not offer or provide credit or credit enhancement to the
            Trust; and

                  (iii) be a banking corporation or national association
            organized and doing business under the laws of the United States of America or any state thereof or of the District of Columbia or other Person permitted by the Commission to act as indenture trustee under the Trust Indenture Act and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state or District of Columbia authority. If such corporation, national association or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(iii), the combined capital and surplus of such corporation, national association or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.5.

            (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Declaration and Section 310(b) of the Trust Indenture Act.

            (d) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in
Section 310(b) of the Trust Indenture Act.

            (e) The initial Institutional Trustee shall be Wilmington Trust Company.

            Section 5.4. Administrators. Each Administrator shall be a U.S. Person. There shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator acting alone.

            Section 5.5. Appointment, Removal and Resignation of the Trustees and the Administrators.

            (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section.

            (b) Subject to Section 5.5(a), a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Trust Securities and by appointing a successor Relevant Trustee. Upon the resignation of the Institutional Trustee, the Institutional Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements their expenses and charges to serve as the successor Institutional Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges (the "Successor Institutional Trustee"). If the instrument of acceptance by the successor Relevant Trustee required by this Section shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Trust, any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional Trustee shall have no liability for the selection of such successor pursuant to this Section.

            (c) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by an act of the Holders of a Majority in Liquidation Amount of the Common Securities. If any Trustee shall be so removed, the Holders of the Common Securities, by act of the Holders of a Majority in Liquidation Amount of the Common Securities delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee, and such successor Relevant Trustee shall comply with the applicable requirements of this Section. If an Event of Default shall have occurred and be continuing, the Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in Liquidation Amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). If any Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of a Majority in Liquidation Amount of the Capital Securities then outstanding delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Relevant Trustee shall comply with the applicable requirements of this Section. If no successor Relevant Trustee shall have been so appointed by the Holders of a Majority in Liquidation Amount of the Capital Securities and accepted appointment in the manner required by this Section within 30 days after delivery of an instrument of removal, the Relevant Trustee or any Holder who has been a Holder of the Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees.

            (d) The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders and to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

            (e) Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or is adjudged by a court to have become incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Institutional Trustee following the procedures in this Section

(with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration) (the "Successor Delaware Trustee").

            (f) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust subject to the payment of all unpaid fees, expenses and indemnities of such retiring Relevant Trustee.

            (g) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

            (h) The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

            (i) Any Successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Delaware Trustee in the State of Delaware.

            Section 5.6. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.5.

            Section 5.7. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of the Trustees in accordance with Section 5.5, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

            Section 5.8. Meetings of the Trustees and the Administrators. Meetings of the Trustees or the Administrators shall be held from time to time upon the call of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter; provided, that, in the case of the Administrators, a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators, as the case may be. Meetings of the Trustees and the Administrators together shall be held from time to time upon the call of any Trustee or Administrator.

            Section 5.9. Delegation of Power. (a) Any Trustee or any Administrator, as the case may be, may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents, instruments or other writings contemplated in Section 3.6 including the Registration Statement, or any other registration statement or amendment thereto, filed with the Commission, or including any other governmental filing.

            (b) The Trustees shall have power to delegate from time to time to such of their number or to any officer of the Trust that is a U.S. Person, the doing of such things and the execution of such instruments or other writings either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

            Section 5.10. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and, provided, further, that such Person shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as contemplated in Section 5.5(i).

                                   ARTICLE VI

                                  DISTRIBUTIONS

            Section 6.1. Distributions. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debt Security Issuer makes a payment of interest (including any Additional Amounts or Deferred Interest) or premium on and/or principal of the Debt Securities held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available in the Property Account for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders. For the avoidance of doubt, funds in the Property Account shall not be distributed to Holders to the extent of any taxes payable by the Trust, in the case of withholding taxes, as determined by the Institutional Trustee or any Paying Agent and, in the case of taxes other than withholding taxes, as determined by the Administrators in a written notice to the Institutional Trustee.

                                   ARTICLE VII

                          ISSUANCE OF TRUST SECURITIES

            Section 7.1. General Provisions Regarding Trust Securities.

            (a) On the Closing Date, the Administrators shall on behalf of the Trust issue one series of securities (the Capital Securities) evidenced by a certificate substantially in the form of Exhibit A-1, representing undivided preferred beneficial interests in the assets of the Trust and having such terms as are set forth in Annex I, and one series of common securities (the Common Securities) evidenced by a certificate substantially in the form of Exhibit A-2, representing undivided common beneficial interests in the assets of the Trust and having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Capital Securities rank pari passu with, and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

            (b) The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator. In case any Administrator of the Trust who shall have signed any of the Trust Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator. Any Certificate may be signed on behalf of the Trust by such person who, at the actual date of execution of such Certificate, shall be an Administrator of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrator. A Capital Security shall not be valid until the Certificate evidencing it is authenticated by the manual or facsimile signature of an Authorized Officer of the Institutional Trustee. Such signature shall be conclusive evidence that the Certificate evidencing such Capital Security has been authenticated under this Declaration. Upon written order of the Trust signed by one Administrator, the Institutional Trustee shall authenticate one or more Certificates evidencing the Capital Securities for original issue. The Institutional Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Sponsor to authenticate the Certificates evidencing Capital Securities. A Common Security need not be so authenticated and shall be valid upon execution by one or more Administrators.

            (c) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            (d) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, and will entitle each Holder thereof to the benefits provided by this Declaration.

            (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Guarantee.

            Section 7.2. Paying Agent, Transfer Agent, Calculation Agent and Registrar.

            (a) The Trust shall maintain in Wilmington, Delaware (i) an office or agency where the Trust Securities may be presented for payment (the "Paying Agent") and (ii) an office or agency where Trust Securities may be presented for registration of transfer or exchange (the "Transfer Agent"). The Trust shall keep or cause to be kept at such office or agency a register (the "Securities Register") for the purpose of registering Trust Securities and transfers and exchanges of Trust Securities, such Securities Register to be held by a registrar (the "Registrar"). The Administrators may appoint the Paying Agent, the Registrar and the Transfer Agent, and may appoint one or more additional Paying Agents, one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional Paying Agent, the term "Registrar" includes any additional Registrar or co-Registrar and the term "Transfer Agent" includes any additional Transfer Agent or co-Transfer Agent. The Administrators may change any Paying Agent, Transfer Agent or Registrar at any time without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Paying Agent, Transfer Agent or Registrar, as the case may be, may resign upon 30 days' prior written notice to the Institutional Trustee, the Administrators and the Sponsor. The Administrators hereby initially appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities at its Corporate Trust Office. The Institutional Trustee or any of its Affiliates in the

United States may act as Paying Agent, Transfer Agent or Registrar. In the event that the Institutional Trustee is no longer the Paying Agent, Transfer Agent or Registrar, as the case may be, the Administrators shall appoint a successor (which must be a bank or trust company acceptable to the Administrators and the Sponsor) to act as Paying Agent.

            (b) The Trust shall require each Paying Agent other than the Institutional Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Institutional Trustee all money held by the Paying Agent for the payment of Liquidation Amounts or Distributions and will notify the Institutional Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Institutional Trustee may require a Paying Agent to pay all money held by it to the Institutional Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Institutional Trustee and to account for any money disbursed by it. Upon payment over to the Institutional Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

            Section 7.3. Form and Dating; Global Capital Security.

            (a) The Capital Securities shall be evidenced by one or more Certificates and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-1, and the Common Securities shall be evidenced by one or more Certificates substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. The Certificates evidencing Trust Securities may have letters, "CUSIP" or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided, that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Capital Security Certificate shall be dated the date of its authentication. The terms and provisions of the Trust Securities set forth in Annex I and the forms of Certificates set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued, and may be transferred, only in blocks having an aggregate Liquidation Amount of not less than $1,000 and integral multiples of $1,000 in excess thereof.

            (b) Capital Securities offered and sold, as provided in the Purchase Agreement, shall be initially issued in the form of a single permanent Global Capital Security in definitive, fully registered form without distribution coupons and shall include the legends set forth in Exhibit A-1 hereto. The Global Capital Security shall be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Institutional Trustee, at its Corporate Trust Office as custodian for the Depositary, and registered in the name of the

Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Institutional Trustee as hereinafter provided. The number of Capital Securities represented by the Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Institutional Trustee and the Depositary or its nominee as hereinafter provided.

            (c) This Section 7.3(c) shall apply only to the Global Capital Security as may be authorized by the Trust to be deposited with or on behalf of the Depositary.

                  (i) An Administrator shall execute and the Institutional
            Trustee shall, upon receipt of an Issuer Order to do so, authenticate and make available for delivery initially a single Global Capital Security that (a) shall be registered in the name of Cede & Co. or other nominee of the Depositary, and (b) shall be delivered by the Institutional Trustee to such Depositary or pursuant to such Depositary's written instructions or, if no such written instructions are received by the Institutional Trustee, held by the Institutional Trustee as custodian for the Depositary.

                  (ii) The Depositary or its nominee, as registered owner of the
            Global Capital Security, shall be the Holder of such Global Capital Security for all purposes under this Declaration and the Global Capital Security, and Capital Security Beneficial Owners shall hold interests in the Global Capital Security pursuant to Applicable Depositary Procedures. Members of, or participants in, the Depositary ("Participants") shall have no rights under this Declaration with respect to the Global Capital Security held on their behalf by the Depositary or by the Institutional Trustee as the custodian of the Depositary or under such Global Capital Security, and the Depositary, or its nominee, may be treated by the Trust, the Institutional Trustee and any agent of the Trust or the Institutional Trustee as the absolute owner of such Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Institutional Trustee or any agent of the Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in the Global Capital Security.

                  (iii) Notwithstanding anything in this Section 7.3(c) to the contrary, and to the fullest extent permitted by law, the Holder of the Global Capital Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which any Holder is entitled to take under this Declaration or the Trust Securities.

            (d) Except as provided in Section 7.4 or 9.2(d), owners of beneficial interests in the Global Capital Security will not be entitled to receive physical delivery of Definitive Capital Securities.

            (e) The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Institutional Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided, that, any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Institutional Trustee of any change in the CUSIP numbers.

            Section 7.4. Temporary Certificates. Until definitive Certificates are ready for delivery, the Administrators may prepare and execute on behalf of the Trust and, in the case of Definitive Capital Securities, the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate, temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have variations that the Administrators consider appropriate for temporary Certificates. Without unreasonable delay, the Administrators shall prepare and execute on behalf of the Trust and, in the case of the Definitive Capital Securities, the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate definitive Certificates in exchange for temporary Certificates.

            Section 7.5. Mutilated, Destroyed, Lost or Stolen Certificates. If:

            (a) any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

            (b) the related Holder shall deliver to the Registrar, the Administrators and the Institutional Trustee such security or indemnity as may be reasonably required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, an Administrator on behalf of the Trust shall execute (and in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and deliver to such Holder, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section, the Registrar or the Administrators may require such Holder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any Certificate executed and delivered pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 7.6. Cancellation. The Administrators at any time may deliver Certificates evidencing Trust Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Certificates evidencing Trust Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Certificates surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of such canceled Certificates as the Administrators direct. The Administrators may not issue new Certificates to replace Certificates evidencing

Trust Securities that have been paid or, except for Certificates surrendered for purposes of the transfer or exchange of the Trust Securities evidenced thereby, that have been delivered to the Institutional Trustee for cancellation.

            Section 7.7. Rights of Holders.

            (a) The legal title to the Trust Property is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 3.5, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no, and the issuance of the Trust Securities shall not be subject to, preemptive or other similar rights and when issued and delivered to Holders against payment of the purchase price therefor, the Trust Securities will be fully paid and nonassessable by the Trust.

            (b) For so long as any Capital Securities remain outstanding, if, upon an Indenture Event of Default pursuant to Sections 5.01(b) of the Indenture, the Indenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debt Securities fail to declare the principal of all of the Debt Securities to be immediately due and payable, the Holders of not less than a Majority in Liquidation Amount of the Capital Securities then outstanding shall have the right to make such declaration by a notice in writing to the Institutional Trustee, the Sponsor and the Indenture Trustee.

            (c) At any time after the acceleration of maturity of the Debt Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in the Indenture, if the Institutional Trustee, subject to the provisions hereof, fails to annul any such acceleration and waive such default, the Holders of a Majority in Liquidation Amount of the Capital Securities, by written notice to the Institutional Trustee, the Sponsor and the Indenture Trustee, may rescind and annul such acceleration and its consequences if:

                  (i) the Sponsor has paid or deposited with the Indenture
            Trustee a sum sufficient to pay

                        (A) all overdue installments of interest on all of the
                  Debt Securities;

                        (B) any accrued Deferred Interest on all of the Debt
                  Securities;

                        (C) all payments on any Debt Securities that have become
                  due otherwise than by such acceleration and interest and Deferred Interest thereon at the rate borne by the Debt Securities; and

                        (D) all sums paid or advanced by the Indenture Trustee
                  under the Indenture and the reasonable compensation, documented expenses, disbursements and advances of the Indenture Trustee and the Institutional Trustee, their agents and counsel; and

                  (ii) all Events of Default with respect to the Debt
            Securities, other than the non-payment of the principal of or premium, if any, on the Debt Securities that has become due solely by such acceleration, have been cured or waived as provided in
            Section 5.01 of the Indenture.

            (d) The Holders of a Majority in Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past Default or Event of Default as set forth in Section 2.6 hereof.

            (e) Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities, a record date shall be established for determining Holders of outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Institutional Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section.

                                  ARTICLE VIII

                      DISSOLUTION AND TERMINATION OF TRUST

            Section 8.1. Dissolution and Termination of Trust. (a) The Trust shall dissolve on the first to occur of:

                  (i) February 1, 2041, the expiration of the term of the Trust;

                  (ii) a Bankruptcy Event with respect to the Sponsor, the Trust or the Debt Security Issuer;

                  (iii) other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee, as the case may be, the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iv) the distribution of all of the Debt Securities to the
            Holders of the Trust Securities, upon exercise of the right of the Holders of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto;

                  (v) the entry of a decree of judicial dissolution of any
            Holder of the Common Securities, the Sponsor, the Trust or the Debt Security Issuer;

                  (vi) when all of the Trust Securities are then subject to
            redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities; or

                  (vii) before the issuance of any Trust Securities, with the consent of all of the Trustees and the Sponsor.

            (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and after satisfaction of liabilities to creditors of the Trust as required by applicable law, including Section 3808 of the Statutory Trust Act, and subject to the terms set forth in Annex I, the Institutional Trustee shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

            (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                              TRANSFER OF INTERESTS

            Section 9.1. Transfer of Trust Securities.

            (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in accordance with the terms of the Trust Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Trust Security not made in accordance with this Declaration and the Trust Securities shall be null and void and will be deemed to be of no legal effect whatsoever and any such purported transferee shall be deemed not to be the Holder of such Trust Securities for any purpose, including, but not limited to, the receipt of Distributions on such Trust Securities, and such transferee shall be deemed to have no interest whatsoever in such Trust Securities.

            (b) Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and, for so long as the Trust Securities remain outstanding, the Sponsor shall maintain 100% direct or indirect ownership of the Common Securities; provided, however, that any permitted successor of the Company under the Indenture may succeed to the Sponsor's ownership of the Common Securities.

            (c) In the event of the redemption of the Trust Securities issued by the Trust, neither the Trust nor the Registrar shall be required to register the transfer of or exchange any Trust Security as of the close of business on the earliest date on which the notice of redemption is deemed to have been given to all Holders of the Trust Securities.

            Section 9.2. Transfer Procedures and Restrictions.

            (a) As applicable, when Definitive Capital Securities are presented to the Registrar or co-registrar to register the transfer of such Definitive Capital Securities, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Capital Securities surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            (b) The transfer and exchange of the Global Capital Security or beneficial interests therein shall be effected through the Depositary in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

            (c) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (d) of this Section 9.2), the Global Capital Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

            (d) If at any time (i) a Default or an Event of Default has occurred and is continuing, (ii) the Trust, in its sole discretion, notifies the Institutional Trustee in writing that it elects to cause the issuance of Definitive Capital Securities under this Declaration, or (iii) the Depositary notifies the Sponsor that it is unwilling or unable to continue as Depositary for the Global Capital Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act, and, in each case, a clearing agency is not appointed by the Sponsor within 90 days of receipt of such notice or of becoming aware of such condition, then an Administrator on behalf of the Trust will execute, and the Institutional Trustee, upon receipt of an Issuer Order requesting the authentication and delivery of Definitive Capital Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Capital Securities, equal in number to the number of Capital Securities represented by the Global Capital Security, in exchange for such Global Capital Security. Any portion of the Global Capital Security transferred pursuant to this Section shall be registered in such names as the Depositary shall direct.

            (e) At such time as all beneficial interests in the Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned to the Depositary for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Institutional Trustee and the Depositary or its nominee to reflect such reduction.

            (f) (i) To permit registrations of transfers and exchanges, an Administrator on behalf of the Trust shall execute and the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate Definitive Capital Securities and the Global Capital Security at the Registrar's or co-registrar's request in accordance with the terms of this Declaration.

                  (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment in respect of any tax or other governmental charge that may be imposed in relation to it other than exchanges pursuant to Section 7.4 not involving any transfer.

                  (iii) In the event of the redemption of the Capital
            Securities, the Registrar or co-registrar shall not be required to register the transfer of or exchange any Capital Securities as of the close of business on the earliest date on which the notice of redemption is deemed to have been given to all Holders of the Capital Securities.

                  (iv) Prior to the due presentation for registration of
            transfer of any Capital Security, the Trust, the Institutional Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Capital Security is registered as the absolute owner of such Capital Security for the purpose of receiving Distributions on such Capital Security and for all other purposes whatsoever, and none of the Trust, the Institutional Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (v) All Capital Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

            (g) (i) Neither the Administrators nor the Institutional Trustee shall have any responsibility or obligation to any Capital Security Beneficial Owner, a Participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Participant, Capital Security Beneficial Owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the Holders (which shall be the Depositary or its nominee in the case of the Global Capital Security).

                  The rights of Capital Security Beneficial Owners shall be
            exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Institutional Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary or any agent thereof with respect to its Participants and any Capital Security Beneficial Owners.

                  (ii) The Institutional Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Depositary Participants or Capital Security Beneficial Owners) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine whether or not on their face they comply as to form with the express requirements hereof.

            Section 9.3. Deemed Security Holders. The Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any Trust Security shall be registered on the Securities Register of the Trust as the sole Holder and owner of such Trust Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Trust Security on the part of any other Person, whether or not the Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

            Section 9.4. Book-Entry Capital Security.

            The Global Capital Security shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Capital Security Beneficial Owner will receive physical delivery of Definitive Capital Securities representing such Capital Security Beneficial Owner's interests in such Global Capital Security, except as provided in Section 9.2 and Section 7.4. Unless and until Definitive Capital Securities have been issued to the Capital Security Beneficial Owners pursuant to Section
9.2 or Section 7.4:

            (a) the provisions of this Section 9.4 shall be in full force and effect;

            (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the Global Capital Security and receiving approvals, votes or consents hereunder) as the sole Holder of the Global Capital Security and shall have no obligation to the Capital Security Beneficial Owners;

            (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section
9.4 shall control; and

            (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law, the Applicable Depositary Procedures and agreements between such Capital Security Beneficial Owners and the Depositary and/or the Depositary Participants, and the Depositary shall receive and transmit payments of Distributions on the Global Capital Security to such Depositary Participants; provided, however, that solely for the purposes of determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration, the Trustees, with respect to the Global Capital Security, may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Depositary setting forth the Capital Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part; and the Depositary will also make book-entry transfers among the Depositary Participants.

            (e) Notices to Depositary.

            To the extent that a notice or other communication to Holders is required to be given by a Trustee under this Declaration, for so long as the Capital Securities are represented by the Global Capital Security, such Trustee shall give all such notices and communications to the Depositary and shall have no obligations to the Capital Security Beneficial Owners.

            Section 9.5. Appointment of Successor Depositary.

            If any Depositary elects to discontinue its services as securities depositary with respect to the Capital Securities, the Administrators may, in their sole discretion, appoint a successor Depositary with respect to such Capital Securities.

                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                 HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

            Section 10.1. Liability. (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Trust Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; and

                  (ii) required to pay to the Trust or to any Holder of the
            Trust Securities any deficit upon dissolution of the Trust or otherwise.

            (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

            (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except as otherwise specifically set forth herein.

            Section 10.2. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person (other than an Administrator) shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence, willful misconduct or bad faith with respect to such acts or omissions and except that an Administrator shall be liable for any such loss, damage or claim incurred by reason of such Administrator's gross negligence, willful misconduct or bad faith with respect to such acts or omissions.

            (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

            Section 10.3. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

            (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

            Section 10.4. Indemnification. (a)

                  (i) The Sponsor shall indemnify, to the fullest extent
            permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the fullest extent
            permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that an Indemnified Person shall be
            successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, such Person shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection therewith.

                  (iv) Any indemnification of an Administrator under paragraphs
            (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (A) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (C) by the Common Security Holder of the Trust.

                  (v) To the fullest extent permitted by law, expenses
            (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs
            (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (1) in the case of a Company Indemnified Person (A) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (C) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrators, counsel or the Common Security Holder at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful, or (2) in the case of a Fiduciary Indemnified Person, by independent legal counsel in a written opinion that, based upon the facts known to the counsel at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Indemnified Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful. In no event shall any advance be made (i) to a Company Indemnified Person in instances where the Administrators, independent legal counsel or the Common Security Holder reasonably determine that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders or (ii) to a Fiduciary Indemnified Person in instances where independent legal counsel promptly and reasonably determines in a written opinion that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders.

            (b) The Sponsor shall indemnify, to the fullest extent permitted by applicable law, each Indemnified Person from and against any and all loss, damage, liability, tax (other than taxes based on the income of such Indemnified Person), penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person arising out of or in connection with or by reason of the creation, administration or termination of the Trust, or any act or omission of such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, liability, tax, penalty, expense or claim incurred by such

Indemnified Person by reason of negligence, willful misconduct or bad faith with respect to such acts or omissions.

            (c) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in such Person's official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section is in effect. Any repeal or modification of this Section shall not affect any rights or obligations then existing.

            (d) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not the Sponsor would have the power to indemnify such Person against such liability under the provisions of this Section.

            (e) For purposes of this Section, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving entity as such Person would have with respect to such constituent entity if its separate existence had continued.

            (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

            (g) The provisions of this Section shall survive the termination of this Declaration or the earlier resignation or removal of the Institutional Trustee. The obligations of the Sponsor under this Section to compensate and indemnify the Trustees and to pay or reimburse the Trustees for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Trust Securities upon all property and funds held or collected by the Trustees as such, except funds held in trust for the benefit of the Holders of particular Capital Securities, provided, that the Sponsor is the Holder of the Common Securities.

            Section 10.5. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

            Section 10.6. Compensation; Fee. (a) The Sponsor agrees:

                  (i) to pay to the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                  (ii) except as otherwise expressly provided herein, to
            reimburse each of the Trustees upon request for all reasonable, documented expenses, disbursements and advances incurred or made by such Person in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of such Person's agents and counsel), except any such expense, disbursement or advance attributable to such Person's negligence, willful misconduct or bad faith.

            (b) The provisions of this Section shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

                                   ARTICLE XI

                                   ACCOUNTING

            Section 11.1. Fiscal Year. The fiscal year (the "Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

            Section 11.2. Certain Accounting Matters.

            (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept, at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations
Section 301.7701-7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied.

            (b) The Sponsor shall cause the Administrators to deliver, by hardcopy or electronic transmission, to each Holder of Securities: (1) each Form 10-K and Form 10-Q prepared by the Sponsor and filed with the Commission in accordance with the Exchange Act, within ten Business Days after the filing thereof; (2) if the Sponsor is not then (y) subject to Section 13 or 15(d) of the Exchange Act or (z) exempt from reporting pursuant to Rule 12g3-2(b) thereunder, the Sponsor's reports on Form FR Y-9C promptly following their filing with the Federal Reserve; and (3) within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year and the statements of income or loss for the Fiscal Year then ended, that are prepared at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations Section 301.7701-7.

            (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Trust Securities Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

            (d) The Administrators shall cause to be duly prepared in the United States, as defined for purposes of Treasury Regulations Section 301.7701-7, and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

            Section 11.3. Banking. The Trust shall maintain one or more bank accounts in the United States, as defined for purposes of Treasury Regulations
Section 301.7701-7, in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debt Securities held by the Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

            Section 11.4. Withholding. The Institutional Trustee or any Paying Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and each Holder shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution to the Holder in the amount of the withholding. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

            Section 12.1. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by

                  (i) the Institutional Trustee,

                  (ii) if the amendment affects the rights, powers, duties,
            obligations or immunities of the Delaware Trustee, the Delaware Trustee,

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Administrators, the Administrators, and

                  (iv) the Holders of a Majority in Liquidation Amount of the
            Common Securities.

            (b) Notwithstanding any other provision of this Article XII, no amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless the Institutional Trustee shall have first received

                        (A) an Officers' Certificate from each of the Trust and
                  the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                        (B) an Opinion of Counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; or

                  (ii) if the result of such amendment would be to

                        (A) cause the Trust to fail to be classified for
                  purposes of United States federal income taxation as a grantor trust;

                        (B) reduce or otherwise adversely affect the powers of
                  the Institutional Trustee in contravention of the Trust Indenture Act;

                        (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act; or

                        (D) cause the Debt Security Issuer to be unable to treat
                  the Capital Securities as "Tier 1 Capital" (or its then equivalent) for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies).

            (c) Except as provided in Section 12.1(d), (e) or (g), no amendment shall be made, and any such purported amendment shall be void and ineffective, unless the Holders of a Majority in Liquidation Amount of the Capital Securities shall have consented to such amendment.

            (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or any redemption or liquidation provisions applicable to the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date,
(ii) restrict the right of a Holder to institute suit for the enforcement of any Distributions or other amounts on or after their due date, or (iii) change
Section 3.8(e).

            (e) Sections 10.1(b) and 10.1(c) and this Section shall not be amended without the consent of all of the Holders of the Trust Securities.

            (f) The rights of the Holders of the Capital Securities and Common Securities, as applicable, under Article IV to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Capital Securities or Common Securities, as applicable.

            (g) This Declaration may be amended by the Institutional Trustee and the Holder of the Common Securities without the consent of the Holders of the Capital Securities to:

                  (i) cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor; or

                  (iv) modify, eliminate or add to any provision of this Declaration to such extent as may be necessary or desirable, including, without limitation, to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment

                  Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority)

            provided, however, that no such amendment contemplated in clause
            (i), (ii), (iii), or (iv) shall adversely affect the powers, preferences, rights or interests of Holders of Capital Securities.

            Section 12.2. Meetings of the Holders of the Trust Securities; Action by Written Consent.

            (a) Meetings of the Holders of the Trust Securities may be called at any time by the Administrators (or as provided in the terms of such Trust Securities) to consider and act on any matter on which Holders of such Trust Securities are entitled to act under the terms of this Declaration, the terms of such Trust Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any. The Administrators shall call a meeting of the Holders of such Trust Securities if directed to do so by the Holders of not less than 10% in Liquidation Amount of such Trust Securities. Such direction shall be given by delivering to the Administrators one or more notices in a writing stating that the signing Holders of such Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Trust Securities exercising the right to call a meeting and only those Trust Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

            (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of the Trust Securities:

                  (i) Notice of any such meeting shall be given to all the
            Holders of the Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Trust Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of the Trust Securities. Any action that may be taken at a meeting of the Holders of the Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Trust Securities owning not less than the minimum Liquidation Amount of Trust Securities that would be necessary to authorize or take such action at a meeting at which all Holders of the Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Trust Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Holders of the Trust Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators.

                  (ii) Each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation. Each meeting of the Holders of the Trust Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate.

                  (iii) Unless the Statutory Trust Act, this Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or admitted for trading, if any, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; provided, however, that each meeting shall be conducted in the United States (as that term is defined in Treasury Regulations Section 301.7701-7).

                                  ARTICLE XIII

                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

            Section 13.1. Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

            (a) the Institutional Trustee is a banking corporation or national association with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States of America, respectively, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

            (b) the Institutional Trustee has a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000);

            (c) the Institutional Trustee is not an Affiliate of the Sponsor, nor does the Institutional Trustee offer or provide credit or credit enhancement to the Trust;

            (d) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary action on the part of the Institutional Trustee, and this Declaration has been duly executed and delivered by the Institutional Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

            (e) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

            (f) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Institutional Trustee is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

            Section 13.2. Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

            (a) if it is not a natural person, the Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (b) if it is not a natural person, the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee, and this Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

            (c) if it is not a natural person, the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

            (d) it has trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

            (e) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

            (f) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, it is an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Trust the requirements of Section 3807 of the Statutory Trust Act.

                                   ARTICLE XIV
                                  MISCELLANEOUS

            Section 14.1. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

            (a) if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

            Fulton Capital Trust I
            c/o Fulton Financial Corporation
            One Penn Square
            P.O. Box 4887
            Lancaster, Pennsylvania 17604
            Attention: Administrator
            Telephone: (717) 291-2411
            Telecopy: (717) 295-5312;

            (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Trust Securities):

            Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, DE 19890-0001
            Attention: Corporate Capital Markets
            Telephone: (302) 651-1000
            Telecopy: (302) 651-8882;

            (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Trust Securities):

            Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, DE 19890-0001
            Attention: Corporate Capital Markets
            Telephone: (302) 651-1000
            Telecopy: (302) 651-8882;

            (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

            Fulton Financial Corporation
            One Penn Square
            P.O. Box 4887
            Lancaster, Pennsylvania 17604
            Attention: Chief Financial Officer
            Telephone: (717) 291-2411
            Telecopy: (717) 295-5312; or

            (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

            Section 14.2. Governing Law. This Declaration and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights, obligations and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware.

            Section 14.3. Submission to Jurisdiction.

            (a) Each of the parties hereto agrees that any suit, action or proceeding arising out of or based upon this Declaration, or the transactions contemplated hereby, may be instituted in any of the courts of the State of New York and the United States District Courts, in each case located in the Borough of Manhattan, City and State of New York, and further agrees to submit to the jurisdiction of any competent court in the place of its corporate domicile in respect of actions brought against it as a defendant. In addition, each such party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and irrevocably waives any right to which it may be entitled on account of its place of corporate domicile. Each such party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Declaration or the transactions contemplated hereby. Each such party agrees that final judgment in any proceedings brought in such a court shall be conclusive and binding upon it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

            (b) Each of the Sponsor, the Trustees, the Administrators and the Holder of the Common Securities irrevocably consents to the service of process on it in any such suit, action or proceeding by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 14.1 hereof.

            (c) To the extent permitted by law, nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Declaration in any other state, country or place.

            Section 14.4. Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

            Section 14.5. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

            Section 14.6. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

            Section 14.7. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

            Section 14.8. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

            Section 14.9. Characterization. Each of the Sponsor, the Trust, the Trustees, the Administrators and the Holders and beneficial owners of the Trust Securities agrees, for United States federal income tax purposes, to treat the Debt Securities as indebtedness of the Debt Security Issuer and to treat the Trust Securities as evidence of a beneficial ownership interest in the Debt Securities through a grantor trust.

            IN WITNESS WHEREOF, the undersigned have caused this Declaration to be duly executed as of the day and year first above written.

                                         WILMINGTON TRUST COMPANY,
                                          as Delaware Trustee

                                         By: _____________________________
                                             Name:
                                             Title:

                                         WILMINGTON TRUST COMPANY,
                                          as Institutional Trustee

                                         By: _____________________________
                                             Name:
                                             Title:

                                         Fulton Financial Corporation
                                           as Sponsor

                                         By: _____________________________
                                             Charles J. Nugent
                                             Senior Executive Vice President
                                               and Chief Financial Officer

                                         _________________________________
                                         R. Scott Smith, Jr.
                                           as Administrator

                                         _________________________________
                                         Charles J. Nugent
                                           as Administrator

                                         _________________________________
                                         Beth Ann Chivinski
                                           as Administrator

                                         _________________________________
                                         Jeffrey W. Peeling
                                           as Administrator

                                     ANNEX I

                                 TERMS OF 6.29%
                    CAPITAL SECURITIES AND COMMON SECURITIES

            Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of January 26, 2006 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities (collectively, the "Trust Securities") are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

            1. Designation and Number.

            (a) Capital Securities. 150,000 Capital Securities of Fulton Capital Trust I (the "Trust"), with an aggregate Liquidation Amount with respect to the assets of the Trust at any one time outstanding of One Hundred Fifty Million Dollars ($150,000,000) and a Liquidation Amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as "6.29% Capital Securities" (the "Capital Securities"). The Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or quotation system on or in which the Capital Securities are listed, traded or quoted, if any.

            (b) Common Securities. 4,640 Common Securities of the Trust (the "Common Securities") will be evidenced by Definitive Common Securities substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. In the absence of an Event of Default, the Common Securities will have an aggregate Liquidation Amount with respect to the assets of the Trust of Four Million Six Hundred Forty Thousand Dollars ($4,640,000) and a Liquidation Amount with respect to the assets of the Trust of $1,000 per Common Security.

            2. Distributions.

            (a) Distributions payable on each Trust Security will be payable at a rate of interest equal to 6.29% per annum (such rate is referred to herein as the "Coupon Rate"). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded semi-annually, at the Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term "Distributions", as used herein, includes cash Distributions, any such compounded Distributions, and any Additional Amounts payable on the Debt Securities unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt Securities held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                                      A-I-1

            The term "Distribution Period", as used herein, means (i) in the case of the first Distribution Period, the period from, and including, the date of original issuance of the Trust Securities to, but excluding, the initial Distribution Payment Date and (ii) thereafter, from, and including, the first day following the end of the preceding Distribution Period to, but excluding, the applicable Distribution Payment Date or, in the case of the last Distribution Period, the related date of redemption.

            (b) Distributions on the Trust Securities will be cumulative, will accrue from the date of original issuance, and will be payable, subject to extension of Distribution Periods as described herein, semi-annually in arrears on February 1st and August 1st of each year, commencing on August 1, 2006 (each, a "Distribution Payment Date"), and on any earlier date of redemption, as applicable. The Debt Security Issuer has the right under certain circumstances specified in the Indenture to defer payments of interest on the Debt Securities by extending the interest payment period for up to 10 consecutive semi-annual periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debt Securities, subject to the conditions described below and in the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date or the Special Redemption Date, as the case may be (each such term as defined herein). During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue, at an annual rate equal to the Coupon Rate compounded semi-annually from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debt Security Issuer shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; provided, however, that during any Extension Period, the Debt Security Issuer may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Debt Security Issuer's capital stock, (ii) make any payment of principal or premium or interest on or repay, repurchase or redeem any debt securities of the Debt Security Issuer that rank in all respects pari passu with or junior in interest to the Debt Securities or
(iii) make any payment under any guarantees of the Debt Security Issuer that rank in all respects pari passu with or junior in interest to the Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Debt Security Issuer (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (B) in connection with a dividend reinvestment or stockholder stock purchase plan or (C) in connection with the issuance of capital stock of the Debt Security Issuer (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of any exchange or conversion of any class or series of the Debt Security Issuer's capital stock (or any capital stock of a subsidiary of the Debt Security Issuer) for any class or series of the Debt Security Issuer's capital stock or of any class or series of the Debt Security Issuer's indebtedness for any class or series of the Debt Security Issuer's capital stock, (c) the purchase of fractional interests in shares of the Debt Security Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged,
(d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights

                                     A-I-2
pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior in interest to such stock). Prior to the termination of any Extension Period, the Debt Security Issuer may further extend such Extension Period, provided, that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 10 consecutive semi-annual periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debt Security Issuer may commence a new Extension Period, subject to the requirements herein and in the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

            As a consequence of any Extension Period, Distributions will be deferred. Notwithstanding any such deferral, Distributions will continue to accrue on the Trust Securities, and Distributions on such accrued Distributions will accrue, at the Coupon Rate applicable during such Extension Period, compounded semi-annually, to the extent permitted by applicable law. If Distributions are deferred, the Distributions due shall be paid on the date that such Extension Period terminates to Holders of the Trust Securities as they appear on the books and records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available for the payment of such Distributions in the Property Account of the Trust.

            The Trust's funds available for Distributions to the Holders of the Trust Securities will be limited to payments received from the Debt Security Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Guarantee.

            (c) Distributions on the Trust Securities, other than Distributions payable on any redemption date that is not a Distribution Payment Date, will be payable to the Holders thereof as they appear on the books and records of the Registrar on the relevant regular record dates. The relevant "regular record dates" shall be 15 days before the relevant Distribution Payment Dates. Distributions payable on any Trust Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debt Security Issuer having failed to make a payment under the Debt Securities, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Trust Securities are registered on the original relevant regular record date, and such defaulted Distributions will instead be payable to the Person in whose name such Trust Securities are registered on the regular record date preceding the Distribution Payment Date on which the related Extension Period terminates or, in the absence of an Extension Period, a special record date therefor selected by the Administrators.

            (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

                                     A-I-3

            (e) If any Distribution Payment Date falls on a day that is not a Business Day, then Distributions payable on such Distribution Payment Date will be paid on the next succeeding Business Day, and no additional Distributions will accrue in respect of such payment on such next succeeding Business Day.

            3. Upon Dissolution. In the event of the voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each, a "Liquidation"), the Holders of the Trust Securities will be entitled to receive out of the assets of the Trust legally available for distribution to Holders of the Trust Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debt Security Issuer), an amount in cash equal to the aggregate of the Liquidation Amount of $1,000 per Trust Security plus unpaid Distributions accrued thereon to the date of payment (collectively, the "Liquidation Distribution"), unless: (i) the Debt Securities have been redeemed in full in accordance with the terms thereof and of the Indenture; or (ii) the Debt Securities in an aggregate principal amount equal to the aggregate Liquidation Amount of such Trust Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Statutory Trust Act, shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

            The Sponsor, as the Holder of all of the Common Securities, has the right at any time, upon receipt by the Debt Security Issuer and the Institutional Trustee for the benefit of the Trust of (i) an opinion of nationally recognized tax counsel that Holders will not recognize any gain or loss for United States Federal income tax purposes as a result of the distribution of Debt Securities, to dissolve the Trust (including, without limitation, upon the occurrence of a Tax Event, an Investment Company Event or a Capital Treatment Event, each as defined herein) and (ii) prior approval from the Federal Reserve or any such successor regulatory agency (if then required under applicable capital guidelines or policies of the Federal Reserve or any such successor regulatory agency) and, after satisfaction of liabilities to creditors of the Trust, cause the Debt Securities to be distributed to the Holders of the Trust Securities on a Pro Rata basis in accordance with the aggregate Liquidation Amount thereof.

            The Trust shall dissolve on the first to occur of (i) February 1, 2041, the expiration of the term of the Trust, (ii) a Bankruptcy Event with respect to the Sponsor, the Trust or the Debt Security Issuer, (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, the Declaration or the Guarantee, as the case may be) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof, (iv) the distribution of all of the Debt Securities to the Holders of the Trust Securities, upon exercise of the right of the Holders of all of the outstanding Common Securities to dissolve the Trust as described above, (v) the entry of a decree of a judicial dissolution of any Holder of the Common Securities, the Sponsor, the Trust or the Debt Security Issuer, (vi) when all of the Trust Securities are then subject to redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities or (vii) before the issuance of any Trust Securities, with the consent of all of the Trustees and the Sponsor. As soon as practicable after the dissolution of the

                                     A-I-4

Trust and upon completion of the winding up of the Trust, the Trust shall terminate upon the filing of a certificate of cancellation with the Secretary of State of the State of Delaware.

            Notwithstanding the foregoing, if a Liquidation of the Trust occurs as described in clause (i), (ii), (iii) or (v) in the immediately preceding paragraph, the Trust shall be liquidated by the Institutional Trustee of the Trust as expeditiously as such Trustee determines to be practical by distributing, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debt Security Issuer) as provided by applicable law, to the Holders of the Trust Securities, the Debt Securities on a Pro Rata basis, unless such distribution is determined by the Institutional Trustee not to be practical, in which event such Holders will be entitled to receive on a Pro Rata basis, out of the assets of the Trust legally available for distribution to the Holders of the Trust Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debt Security Issuer), an amount in cash equal to the Liquidation Distribution. A Liquidation of the Trust pursuant to clause (iv) of the immediately preceding paragraph shall occur if the Institutional Trustee determines that such Liquidation is practical by distributing, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debt Security Issuer), to the Holders of the Trust Securities on a Pro Rata basis, the Debt Securities, and such distribution occurs.

            If, upon any Liquidation of the Trust, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid to the Holders of the Trust Securities on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, then the Capital Securities shall have a preference over the Common Securities with regard to such amounts.

            Upon any Liquidation of the Trust involving a distribution of the Debt Securities, if at the time of such Liquidation, the Capital Securities were rated by at least one nationally-recognized statistical rating organization, the Debt Security Issuer will use its reasonable best efforts to obtain from at least one such or other rating organization a rating for the Debt Securities.

            After the date for any distribution of the Debt Securities upon any Liquidation of the Trust, (i) the Trust Securities of the Trust will be deemed to be no longer outstanding, (ii) any certificates representing the Capital Securities will be deemed to represent undivided beneficial interests in such of the Debt Securities as have an aggregate principal amount equal to the aggregate Liquidation Amount of such Capital Securities and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on such Capital Securities until such certificates are presented to the Debt Security Issuer or its agent for transfer or reissuance (and until such certificates are so surrendered, no payments shall be made to Holders of Trust Securities in respect of any payments due and payable under the Debt Securities) and (iii) all rights of Holders of Trust Securities shall cease, except the right of such Holders to receive Debt Securities upon surrender of certificates representing such Trust Securities.

                                     A-I-5

            4. Redemption and Distribution.

            (a) The Debt Securities will mature on February 1, 2036 (the "Maturity Date") at an amount in cash equal to 100% of the principal amount thereof plus unpaid interest accrued thereon to such date (the "Maturity Redemption Price"). Upon the occurrence and continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, the Debt Securities may be redeemed by the Debt Security Issuer, at its option, in whole but not in part, at any time within 90 days following the occurrence of such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be (the "Special Redemption Date"), at the Special Redemption Price, upon not less than 30 nor more than 60 days' prior written notice to holders of the Debt Securities so long as such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be, is continuing. The right of the Debt Security Issuer to redeem the Debt Securities prior to maturity is subject to the Debt Security Issuer and the Trust having received prior approval from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve.

            "Tax Event" means the receipt by the Debt Security Issuer and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, regulatory procedure, notice or announcement (an "Administrative Action")) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Debt Security Issuer or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Debt Securities, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debt Securities; (ii) if the Debt Security Issuer is then organized and existing under the laws of the United States or any state thereof or the District of Columbia interest payable by the Debt Security Issuer on the Debt Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Debt Security Issuer, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to or otherwise required to pay, or required to withhold from Distributions to Holders of Trust Securities, more than a de minimis amount of other taxes (including withholding taxes), duties, assessments or other governmental charges.

            "Capital Treatment Event" means, if the Debt Security Issuer is then organized and existing under the laws of the United States or any state thereof or the District of Columbia, the receipt by the Debt Security Issuer and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change in, the laws, rules or regulations of the United States or any political subdivision thereof or therein or any guidelines or policies of an applicable regulatory agency or authority, or as the result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Debt Securities, there is

                                     A-I-6
more than an insubstantial risk that the Debt Security Issuer will not, within 90 days of the date of such opinion, be entitled to treat an amount equal to the aggregate Liquidation Amount of the Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Debt Security Issuer; provided, however, that the inability of the Debt Security Issuer to treat all or any portion of the aggregate Liquidation Amount of the Capital Securities as "Tier 1 Capital" shall not constitute the basis for a Capital Treatment Event if such inability results from the Debt Security Issuer having preferred stock, minority interests in consolidated subsidiaries and any other class of security or interest which the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies) may now or hereafter accord "Tier 1 Capital" treatment that, in the aggregate, exceed the amount which may now or hereafter qualify for treatment as "Tier 1 Capital" under applicable capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies); provided, further, however, that the distribution of the Debt Securities in connection with the Liquidation of the Trust by the Debt Security Issuer shall not in and of itself constitute a Capital Treatment Event unless such Liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

            "Investment Company Event" means the receipt by the Debt Security Issuer and the Trust of an Opinion of Counsel experienced in such matters to the effect that as a result of any amendment to, or change in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or as the result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Debt Securities, there is more than an insubstantial risk that the Trust is, or within 90 days of the date of such opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act.

            "Special Event" means any of a Tax Event, an Investment Company Event or a Capital Treatment Event, as the context requires.

            "Special Redemption Price" means, with respect to the redemption of any Debt Security following a Special Event, an amount in cash equal to the principal amount of the Debt Securities plus any unpaid interest accrued thereon to but excluding the Special Redemption Date.

            (b) Upon any repayment of the Debt Securities at maturity or upon redemption (other than following the distribution of the Debt Securities to the Holders of the Trust Securities), the proceeds from such repayment shall concurrently be applied to redeem Pro Rata, at a redemption price corresponding to the applicable Maturity Redemption Price or Special Redemption Price for the Debt Securities, as the case may be, Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debt Securities so repaid; provided, however, that Holders of such Trust Securities shall be given not less than 30 nor more than 60 days' prior written notice of such redemption (other than a redemption resulting from the maturity of the Debt Securities on the Maturity Date).

                                     A-I-7

            (c) If fewer than all the outstanding Trust Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be redeemed as described in Paragraph 4(f) below.

            (d) The Trust may not redeem fewer than all the outstanding Capital Securities unless all accrued and unpaid Distributions have been paid on all Capital Securities for all Distribution Periods terminating on or before the related date of redemption.

            (e) Written notice of any redemption of, or written notice of distribution of the Debt Securities in exchange for, the Trust Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date of redemption or exchange thereof which, in the case of a redemption, will be the date of redemption of the Debt Securities. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Paragraph 4(e), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such Trust Securities at the address of each such Holder appearing on the books and records of the Registrar. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

            (f) In the event that fewer than all the outstanding Capital Securities are to be redeemed, the Capital Securities to be redeemed shall be redeemed Pro Rata from each Holder.

            (g) If the Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debt Securities are redeemed or repaid as set out in this Paragraph (which notice will be irrevocable), then, provided, that the Institutional Trustee has a sufficient amount of cash in connection with the related redemption or maturity of the Debt Securities, the Institutional Trustee will, with respect to the Book-Entry Capital Securities, irrevocably deposit with the Depositary for such Book-Entry Capital Securities, the price payable upon redemption of the Trust Securities, and will give such Depositary irrevocable instructions and authority to pay the price payable upon redemption of such Book-Entry Capital Securities to Capital Security Beneficial Owners. With respect to Capital Securities that are non Book-Entry Capital Securities, the Institutional Trustee will pay the price payable upon redemption of such Capital Securities to the Holders of such Trust Securities by check mailed to the address of each such Holder appearing on the books and records of the Trust on the related date of redemption. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue on the Trust Securities so subject to redemption and all rights of Holders of such Trust Securities so subject to redemption will cease, except the right of the Holders of such Trust Securities to receive the applicable price specified in Paragraph 4(a), but without interest on such price. If any date of redemption of the Trust Securities falls on a day that is not a Business Day, then payment of all amounts payable on such date will be made on the next succeeding Business Day, and no additional Distributions will accrue in respect of such payment on such next succeeding Business Day. If any amount payable upon redemption of the Trust Securities is improperly withheld or refused and not paid

                                     A-I-8
either by the Trust, the Debt Security Issuer or the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue at the Coupon Rate applicable from the date of redemption to the actual date of payment, in which case the actual payment date will be considered the date of redemption for purposes of calculating the price payable upon redemption of the Trust Securities. In the event of the redemption of the Capital Securities issued by the Trust, the Trust shall not be required to register the transfer of or exchange any Capital Securities as of the close of business on the earliest date on which the notice of redemption is deemed to have been given to all Holders of the Capital Securities

            (h) Redemption/Distribution Notices shall be sent by the Administrators on behalf of the Trust (A) in respect of the Capital Securities, to the Holders thereof, and (B) in respect of the Common Securities, to the Holder thereof.

            (i) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), and provided, that the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

            5. Voting Rights - Capital Securities. (a) Except as provided under Paragraphs 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of not less than 10% in Liquidation Amount of the Capital Securities.

            (b) Subject to the requirements of obtaining a tax opinion by the Institutional Trustee in certain circumstances set forth in the last sentence of this paragraph, the Holders of a Majority in Liquidation Amount of the Capital Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Debt Securities, (ii) waiving any past default and its consequences that are waivable under the Indenture, (iii) exercising any right to rescind or annul an acceleration of the principal of all the Debt Securities or (iv) consenting on behalf of all the Holders of the Capital Securities to any amendment, modification or termination of the Indenture or the Debt Securities where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a simple majority in principal amount of Debt Securities (a "Super Majority") affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of not less than the proportion in Liquidation Amount of the Capital Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding. If the Institutional Trustee fails to enforce its rights under the Debt Securities after the Holders of a Majority or Super Majority, as the case may be, in Liquidation Amount of such Capital Securities have so directed the Institutional Trustee, to the fullest extent permitted by law, a Holder of the Capital Securities may institute a legal proceeding directly against the Debt Security Issuer to enforce the

                                     A-I-9

Institutional Trustee's rights under the Debt Securities without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debt Security Issuer to pay interest, or premium, if any, on or principal of the Debt Securities on the date such interest, premium, if any, or principal is payable (or in the case of redemption, the date of redemption), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment, on or after the respective due dates specified in the Debt Securities, to such Holder directly of the principal of and premium, if any, and interest on the Debt Securities having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder. The Institutional Trustee shall notify all Holders of the Capital Securities of any default actually known to the Institutional Trustee with respect to the Debt Securities unless (x) such default has been cured prior to the giving of such notice or (y) the Institutional Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of such Capital Securities, except where the default relates to the payment of principal of or interest on any of the Debt Securities. Such notice shall state that such Indenture Event of Default also constitutes an Event of Default hereunder. The Institutional Trustee shall not take any of the actions described in clause (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

            A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Event of Default hereunder. Any required approval or direction of Holders of the Capital Securities may be given at a separate meeting of Holders of the Capital Securities convened for such purpose, at a meeting of all of the Holders of the Trust Securities in the Trust or pursuant to written consent. The Institutional Trustee will cause a notice of any meeting at which Holders of the Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of the Capital Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debt Securities in accordance with the Declaration and the terms of the Trust Securities.

            Notwithstanding that Holders of the Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holder thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Capital Securities were not outstanding.

            In no event will Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of all of the Common Securities of the Trust. Under certain circumstances as more fully described in the Declaration, Holders of Capital Securities have the right to vote to appoint, remove or replace the Institutional Trustee and the Delaware Trustee.

                                     A-I-10

            6. Voting Rights - Common Securities. (a) Except as provided under Paragraphs 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Common Securities will have no voting rights.

            (b) The Holder of the Common Securities is entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Administrators.

            (c) Subject to Paragraph 2.6 of the Declaration and only after each Event of Default (if any) with respect to the Capital Securities has been cured, waived or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holder of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Debt Securities, (ii) waiving any past default and its consequences that are waivable under the Indenture, or (iii) exercising any right to rescind or annul an acceleration of the principal of all the Debt Securities. Notwithstanding this Paragraph 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Indenture Trustee as set forth above, the Institutional Trustee shall not take any action described in clause (i), (ii) or (iii) above, unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, to the fullest extent permitted by law, the Holder of the Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

            Any approval or direction of the Holder of the Common Securities may be given at a separate meeting of Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Trust Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which the Holder of the Common Securities is entitled to vote, or of any matter upon which action by written consent of such Holder is to be taken, to be mailed to the Holder of the Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holder is entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

            No vote or consent of the Holder of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debt Securities in accordance with the Declaration and the terms of the Trust Securities.

            7. Amendments to Declaration and Indenture. In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the

                                     A-I-11

Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the Liquidation of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of outstanding Trust Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of the Trust Securities affected thereby; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only Holders of the affected Trust Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of such Trust Securities.

            (a) In the event the consent of the Institutional Trustee, as the holder of the Debt Securities, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debt Securities, the Institutional Trustee shall request the written direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in Liquidation Amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent at the written direction of the Holders of not less than the proportion in Liquidation Amount of the Trust Securities which the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding.

            (b) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to fail to be classified for purposes of United States federal income taxation as a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Trust to be deemed an Investment Company which is required to be registered under the Investment Company Act.

            (c) Notwithstanding any provision of the Declaration, the right of any Holder of the Capital Securities to receive payment of Distributions and payments upon redemption, Liquidation or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of the Capital Securities shall be entitled to such relief as can be given either at law or equity.

            8. Pro Rata. A reference in these terms of the Trust Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of the Trust Securities according to the aggregate Liquidation Amount of the Trust Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities Pro Rata according to the aggregate Liquidation Amount of the Capital

                                     A-I-12

Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of the Common Securities Pro Rata according to the aggregate Liquidation Amount of the Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

            9. Ranking. The Capital Securities rank pari passu with, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to receive payment of Distributions and payments upon Liquidation, redemption and otherwise are subordinated to the rights of the Holders of the Capital Securities with the result that no payment of any Distribution on, or any amount payable upon the redemption of, any Common Security, and no payment to the Holder of any Common Security on account of the Liquidation of the Trust, shall be made unless payment in full in cash of (i) all accrued and unpaid Distributions on all outstanding Capital Securities for all Distribution Periods terminating on or prior thereto, (ii) all amounts payable upon Capital Securities then subject to redemption and (iii) all amounts payable upon Capital Securities in the event of the Liquidation of the Trust, in each case, shall have been made or provided for, and all funds immediately available to the Institutional Trustee shall first be applied to the payment in full in cash of the amounts specified in clause (i), (ii) and (iii) above that are then due and payable.

            10. Acceptance of Guarantee and Indenture. Each Holder of the Capital Securities and the Common Securities, by the acceptance of such Trust Securities, agrees to the provisions of the Guarantee and the Indenture, including the subordination provisions therein.

            11. No Preemptive Rights. The Holders of the Trust Securities shall have no, and the issuance of the Trust Securities is not subject to, preemptive or similar rights to subscribe for any additional securities.

            12. Miscellaneous. These terms constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                     A-I-13

                                   EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

                       [FORM OF FACE OF CAPITAL SECURITY]

            [IF THIS CAPITAL SECURITY IS A GLOBAL SECURITY INSERT: THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION (AS DEFINED BELOW) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DTC") OR A NOMINEE OF DTC. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES SPECIFIED IN THE DECLARATION.

            UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

            THE HOLDER OF THIS CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS CAPITAL SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR

                                     A-1-1

HOLDING. ANY PURCHASER OR HOLDER OF THIS CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

                                     A-1-2

Certificate Number [_____]                  Number of Capital Securities [_____]

                              CUSIP NO 360008 AA 4

                    Certificate Evidencing Capital Securities

                                       of

                             FULTON CAPITAL TRUST I

                            6.29% Capital Securities

                (Liquidation Amount $1,000 per Capital Security)

            Fulton Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that [Cede & Co.](1) [_________](2) is the registered owner (the "Holder") of [______________]
capital securities of the Trust representing undivided preferred beneficial interests in the assets of the Trust, designated as 6.29% Capital Securities (Liquidation Amount $1,000 per Capital Security) (the "Capital Securities"). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The Capital Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of January 26, 2006, among R. Scott Smith, Jr., Charles
J. Nugent, Beth Ann Chivinski and Jeffrey W. Peeling, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Fulton Financial Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee and the Indenture to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee, and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

            By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

            By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debt Securities as indebtedness and the Capital Securities as evidence of undivided beneficial ownership in the Debt Securities through a grantor trust.

----------
(1)   Insert in Global Capital Securities only.

(2)   Insert in Definitive Capital Securities only.

                                     A-1-3

            This Certificate and the Capital Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

                                     A-1-4

            IN WITNESS WHEREOF, the Trust has duly executed this Certificate.

                                               FULTON CAPITAL TRUST I

                                               By: _____________________________
                                                   Name:
                                                   Title: Administrator

                                               Dated: __________________________

                          CERTIFICATE OF AUTHENTICATION

            This Certificate represents 6.29% Capital Securities referred to in the within-mentioned Declaration.

                                               WILMINGTON TRUST COMPANY,
                                               not in its individual capacity
                                               but solely as the Institutional
                                               Trustee

                                               By: _____________________________
                                                   Authorized Officer

                                               Dated: __________________________

                                     A-1-5

                      [FORM OF REVERSE OF CAPITAL SECURITY]

            Distributions payable on each Capital Security will be payable at a rate of interest per annum, which, with respect to any Distribution Period (as defined herein), will be equal to 6.29% (the "Coupon Rate"). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded semi-annually, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term "Distributions," as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debt Securities unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt Securities held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

            Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears on February 1st and August 1st of each year, commencing on August 1, 2006, and on any date of redemption (each, a "Distribution Payment Date"), subject to the Business Day convention specified in the Declaration. The Debt Security Issuer has the right under certain circumstances specified in the Indenture to defer payments of interest on the Debt Securities by extending the interest payment period for up to 10 consecutive semi-annual periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debt Securities, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue, at an annual rate equal to the Coupon Rate, compounded semi-annually from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debt Security Issuer shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; provided, however, that prior to the termination of any Extension Period, the Debt Security Issuer may further extend such Extension Period, provided, that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 10 consecutive semi-annual periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debt Security Issuer may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

            As a consequence of any Extension Period, Distributions will be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Capital Securities as they appear on the books and

                                     A-1-6
records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available for the payment of such Distributions in the Property Account of the Trust.

            The Capital Securities shall be redeemable, and shall be entitled to the Liquidation Distribution, as provided in the Declaration.

                                     A-1-7

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned assigns and transfers the Capital Securities evidenced by this Certificate to:

____________________________

____________________________

____________________________

(Insert assignee's social security or tax identification number)

____________________________

____________________________

____________________________

(Insert address and zip code of assignee),

and irrevocably appoints __________________________________________________ as
agent to transfer the Capital Securities evidenced by this Certificate on the books of the Trust. The agent may substitute another to act for it, him or her.

            Date:__________________

            Signature:__________________

            (Sign exactly as your name appears on the other side of this
             Certificate)

            Signature Guarantee:(1) ____________________________

----------
(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-8

                                   EXHIBIT A-2

                             FORM OF COMMON SECURITY

            THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

            EXCEPT AS SET FORTH IN SECTION 9.1(b) OF THE DECLARATION (AS DEFINED BELOW), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

                                     A-2-1

Certificate Number [_____]                   Number of Common Securities [_____]

                    Certificate Evidencing Common Securities

                                       of

                             FULTON CAPITAL TRUST I

                             6.29% Common Securities
                 (Liquidation Amount $1,000 per Common Security)

            Fulton Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Fulton Financial Corporation is the registered owner (the "Holder") of common securities of the Trust representing undivided common beneficial interests in the assets of the Trust (Liquidation Amount $1,000 per Common Security)(the "Common Securities"). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of January 26, 2006, among R. Scott Smith, Jr., Charles J. Nugent, Beth Ann Chivinski and Jeffrey W. Peeling, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, the Holder, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

            As set forth in the Declaration, when an Event of Default has occurred and is continuing, the rights of the Holder of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of holders of the Capital Securities.

            By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

            By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debt Securities as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debt Securities through a grantor trust.

            This Certificate and the Common Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

                                     A-2-2

            IN WITNESS WHEREOF, the Trust has executed this Certificate this ___ day of ____, 2006.

                                               FULTON CAPITAL TRUST I

                                               By:______________________________
                                                  Name:
                                                  Title: Administrator

                                     A-2-3

                          [FORM OF REVERSE OF SECURITY]

            Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Capital Security, which is at a rate of interest per annum, which, with respect to any Distribution Period (as defined herein) (such rate, is referred to herein as the "Coupon Rate"). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded semi-annually, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term "Distributions," as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debt Securities, unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt Securities held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30 day months.

            Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears on February 1st and August 1st of each year, commencing on August 1, 2006, and on any date of redemption (each, a "Distribution Payment Date"), subject to the Business Day convention specified in the Declaration. The Debt Security Issuer has the right under certain circumstances specified in the Indenture to defer payments of interest on the Debt Securities by extending the interest payment period for up to 10 consecutive semi-annual periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debt Securities, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue, at an annual rate equal to the Coupon Rate, compounded semi-annually from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debt Security Issuer shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; provided, however, that prior to the termination of any Extension Period, the Debt Security Issuer may further extend such Extension Period, provided, that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 10 consecutive semi-annual periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debt Security Issuer may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

            As a consequence of any Extension Period, Distributions will be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Trust Securities as they appear on the books and

                                     A-2-4
records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available for the payment of such Distributions in the Property Account of the Trust.

            The Common Securities shall be redeemable, and shall be entitled to the Liquidation Distribution, as provided in the Declaration.

                                     A-2-5

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Securities evidenced by this Certificate to:

____________________________

____________________________

____________________________

(Insert assignee's social security or tax identification number)

____________________________

____________________________

____________________________

(Insert address and zip code of assignee),

and irrevocably appoints __________ as agent to transfer the Common Securities evidenced by this Certificate on the books of the Trust. The agent may substitute another to act for him or her.

            Date:____________________

            Signature:________________________

            (Sign exactly as your name appears on the other side of this Certificate)

            Signature Guarantee:(1) _______________________

----------
(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-6

                                    EXHIBIT B

                       FORM OF ADMINISTRATOR'S CERTIFICATE
                                  OF THE TRUST

            Pursuant to Section 3.6(a)(i)(R) of the Amended and Restated Declaration of Trust, dated as of January 26, 2006 (as amended or supplemented from time to time, the "Trust Agreement"), of Fulton Capital Trust I (the "Trust") among Fulton Financial Corporation, as Sponsor, Wilmington Trust Company, as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrators named therein, and the holders from time to time of beneficial interests in the assets of the Trust, the undersigned (on behalf of the Trust) hereby certifies that he/she is an Administrator of the Trust and that, to his/her knowledge under the terms of the Trust Agreement, the Trust has complied (without regard to any period of grace or requirement of notice provided under the Trust Agreement) with all conditions and covenants under the Trust Agreement for the year 20__.

            Capitalized terms used herein, and not otherwise defined herein, have respective meanings assigned thereto in the Trust Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this Administrator's Certificate as of ___________, 20___.

                                                 Name: _________________________
                                                 Title: ________________________

                                       B-1